UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                AMENDED FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 26, 1999

                           MADERA INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


     Nevada                        0-16523                       95-3769906
(State of other            (Commission File Number)            (I.R.S. Employer
jurisdiction of                                                 Identification
incorporation)                                                  Number)


2600 Douglas Road - Suite 1004, Coral Gables, FL                    33134
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code:  (305) 774-9411

--------------------------------------------------------------------------------

          (Former name or former address, if changed since last report)


Total sequentially numbered pages in this document: 7

Exhibit index pages number: ..............................................4 to7

Item 4.  Changes in Registrant's certifying accountants

         Registrant  was  notified by the Staff of the  Securities  and Exchange
Commission that a resignation letter from registrants certifying accountants, Harlan & Boettger and that it required an 8K filing. Registrant first received this letter by fax on the 5th of May, 1999. Registrant had discussed the advisability of choosing a new accountant with Harlan & Boettger and was in the process of so doing during March, 1999. On March 26, 1999, Registrant, upon approval of its Board of Directors, hired new certifying accountants, Sanson, Kline, Jacomino & Company, of Miami, Florida (See Exhibit B). This event was reported in the original 8K for this date.

         Subsequently, a notice was received from the staff of the SEC requesting an amended 8K to comply with the requirements of 304(a) of Regulation S-K. A request was made of the former certifying accountants for a copy of the letter that they had sent to the SEC. This was received by fax on the 5th of May, 1999 (see Exhibit A), as indicated above, and it was the first time that Registrant had seen it.

         It should be noted that although it appears that Harlan & Boettger unilaterally resigned, the change is a result of many conversations leading to a more efficient involvement with a certifying accountant that had more knowledge of the cultural and language requirements that are involved in business dealings in South and Central America.. There were no disputes with the former accountants and the replacement was one that was mutually agreed to.

         The only disputed item is the billing of Harlan & Boettger for work done beyond the audit. As can be seen from their resignation letter, the fees for all work involved in the audit were paid in full and the only remaining fee is one incurred by them without authorization of Registrant.

                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           MADERA INTERNATIONAL, INC.
                                  (Registrant)



Date: May 27, 1999                            By: /s/Ramiro Fernandez-Moris
                                                  -------------------------
                                                     Ramiro Fernandez-Moris
                                                     Chairman of the Board

(H&B logo)                                       Harlan & Boettger, LLP
                                                 Certified Public Accountants

                                                       James C. Harlan III
March 4, 1999                                          William C. Boettger
                                                       P. Robert Wilkinson
                                                       Marshall J. Varano

Madera International
Ramiro Fernandez-Morris, President
2600 Douglas Road, suite 1004
Coral Gables, FL 33134

Effective March 4, 1999, we will cease our services as your accountants. We have reached the decision reluctantly and after substantial deliberation because we do not feel that we can continue to provide your Company with the level of services that you require.

We wish to remind you that you have unpaid invoices totaling $6,900. We expect payment in full of all these invoices immediately.

Subject to your making satisfactory arrangements for payment of your outstanding invoices, we will cooperate with your new accountants. To facilitate that process, please send us a letter authorizing us to make disclosures to your new accountants. Without such a letter, we are ethically prohibited from communicating with others regarding your company's affairs.

We look forward to helping you make a smooth transition with your new accountants.

Very truly yours,

/s/ Harlan & Bottger, LLP

Harlan & Boettger, LLP

cc:      Office of the Chief Accountant
         SECPS Letter File
         Securities and Exchange Commission
         Mail Stop 9-5
         450 Fifth Street, N.W.
         Washington, D.C. 20549

                5415 Oberlin Drive * San Diego, California 92121
               Telephone (619) 535-2000 * Facsimile (619) 535-2015



                                                                      Exhibit A

Sanson, Kline, Jacomino
                  & Company, LLP
 CERTIFIED PUBLIC ACCOUNTANTS                                 Tel. (305)442-2470
 Lejeune Centre 782, N.W. Lejeune Road Suite 650 Miami, Florida 33176
                                                              Fax (305)442-2850

March 5, 1999

Madera International, Inc.
Regina Fernandez, Executive Vice President
2600 Douglas Road - Suite 1004
Coral Gables, Florida 33134

Dear Regina:

Thank you for meeting with us to discuss the requirements of our forthcoming engagement.

We will audit the balance sheet of madera International, Inc. as of March 31, 1999, and the related statements of earnings, retained earnings and cash flows for the year then ended. Our audit will be made in accordance with generally accepted auditing standards and will include our examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

The objective of our engagement is the completion of the foregoing audit and, upon their completion and subject to their findings, the rendering of our reports. As you know, the financial statements are the responsibility of the management of your organization who are primarily responsible for the data and information set forth therein, as well as for the maintenance of an appropriate internal control structure (which includes adequate accounting records and procedures to safeguard the organization's assets). Accordingly, as required by generally accepted auditing standards, our procedures will include obtaining written confirmation from management concerning important representations which we will rely upon.

As also required by generally accepted auditing standards, we will plan and perform our audit to obtain reasonable, but not absolute, assurance about whether the financial statements are free of material misstatement. Accordingly, any such audit is not a guarantee of the accuracy of the financial statements and is subject to the inherent risk that errors, irregularities (or illegal acts), if they exist, might not be detected. If we become aware of any such matters during the course of our audit, we will bring them to your attention. Should you then wish us to expand our normal auditing procedures, we would be pleased to work with you to develop a separate engagement for that purpose.


                                                                      Exhibit B

Because many computerized systems use only two digits to record the year in date fields (for example, the year 1998 is recorded as 98), such systems may not be able to process dates accurately in the year 2000 and after. The effects of this problem will vary from system to system and may adversely affect an entity's operations as well as its ability to prepare financial statements.

     An audit of financial statements conducted in accordance with generally accepted auditing standards is not designed to detect whether a company's systems are year 2000 compliant. Further, we have no responsibility with regard to the Company's efforts to make its systems, or any other systems, such as those of the Company's vendors, service providers, or any other third parties, year 2000 compliant or provide assurance on whether the Company has addressed or will be able to address all of the affected systems on a timely basis. These are responsibilities of the Company's management. However, for the benefit of management, we may choose to communicate matters that come to our attention relating to the Year 2000 Issue.

While our audit will be conducted with due regard to the rules and regulation of the Securities and Exchange Commission relative to matters of accounting, it should be understood that our report and the financial statements and schedules are subject to review by the Commission and to their interpretation of the applicable rules and regulations.

The Private Securities Litigation Reform Act of 1995 (the Act) has imposed additional responsibilities on SEC registrants, their managements, audit committees and boards of directors, as well as independent auditors regarding the reporting of illegal acts that have or may have occurred. During the course of our audit, well will ask you for specific representations about this. To fulfill our responsibilities under the Act, we may need to consult with your Counsel, or counsel of our choosing, about any such illegal acts that we become aware of. Additional fees, including legal fees, if any, will be billed to you. You agree to cooperate fully with any procedures that we may deem necessary to perform.

In addition, we will prepare the federal and state tax returns for the year ended March 31, 1999.

Our agreement with you calls for a specific fee of $20,000.00, plus out-of-pocket expenses (review of prior year workpapers), and is based on the understanding that your staff will develop that data necessary to prepare financial statements in accordance with generally accepted accounting principles. Our fee will be billed in three installments: $5,000.00 payable upon signing of this agreement, $5,000.00 upon the start of the fieldwork, and $10,000.00 upon issuance of the financial statements. This engagement includes only those services specifically described in this letter and appearances before judicial proceedings or governmental organizations, such as the Internal Revenue Service, Securities and Exchange Commission or other regulatory bodies, arising out of this engagement will be billed to you separately.

We look forward to providing the services described in this letter, as well as other accounting services agreeable to us both. If you are in agreement with the terms of this letter, please sign one copy and return it for our files. We appreciate the opportunity to continue to work with you.

Very truly yours, /s/Sanson, Kline, Jacomino & Company, LLP

SANSON, KLINE, JACOMINO & COMPANY, LLP
------------------------------------------------------------------------------

The foregoing letter fully describes our understanding and is accepted by us.

                                                 MADERA INTERNATIONAL, INC.

DATE:__3/26/99_______________           ____/s/Ramiro Fernandez_____________